UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of October 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-10, Mortgage Pass-Through Certificates, Series 2002-10)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-10               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-9 Mortgage Pass-through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of October 1, 2002 among GS Mortgage Securities Corporation, as depositor, ABN AMRO Mortgage Group, Inc., Bank of America, N.A. and Wells Fargo Home Mortgage Inc as servicers, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-10
Mortgage Pass-Through Certificates, Series 2002-10
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-10
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         631,990,000.00     631,990,000.00 60,553,416.81    2,183,849.54   62,737,266.35    0.00       0.00      571,436,583.19
A2A        187,560,000.00     187,560,000.00  9,418,947.10      320,227.44    9,739,174.54    0.00       0.00      178,141,052.90
A2B         99,714,000.00      99,714,000.00          0.00      239,236.04      239,236.04    0.00       0.00       99,714,000.00
A2C        361,138,000.00     361,138,000.00          0.00    1,372,926.30    1,372,926.30    0.00       0.00      361,138,000.00
B1          17,792,000.00      17,792,000.00     14,187.19       71,135.59       85,322.78    0.00       0.00       17,777,812.81
B2           6,590,000.00       6,590,000.00      5,254.81       27,709.93       32,964.74    0.00       0.00        6,584,745.19
B3           6,590,000.00       6,590,000.00      5,254.81       31,076.32       36,331.13    0.00       0.00        6,584,745.19
B4           1,977,000.00       1,977,000.00      1,576.44        9,322.90       10,899.34    0.00       0.00        1,975,423.56
B5           1,977,000.00       1,977,000.00      1,576.44        9,322.90       10,899.34    0.00       0.00        1,975,423.56
B6           2,637,112.00       2,637,112.00      2,102.81       12,435.77       14,538.58    0.00       0.00        2,635,009.19
R1                 100.00             100.00        100.00            0.43          100.43    0.00       0.00                0.00
R2                 100.00             100.00        100.00            0.43          100.43    0.00       0.00                0.00
R3                 100.00             100.00        100.00            0.43          100.43    0.00       0.00                0.00
TOTALS   1,317,965,412.00   1,317,965,412.00 70,002,616.41    4,277,244.02   74,279,860.43    0.00       0.00    1,247,962,795.59

X1         631,990,000.00     631,990,000.00          0.00    1,084,721.91    1,084,721.91    0.00       0.00      571,436,583.19
X2         648,412,000.00     648,412,000.00          0.00      853,135.04      853,135.04    0.00       0.00      638,993,052.90
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------

A1       36229RGX1     1,000.00000000     95.81388441    3.45551281      99.26939722      904.18611559     A1          4.146615 %
A2A      36229RGY9     1,000.00000000     50.21831467    1.70733333      51.92564801      949.78168533     A2A         2.364000 %
A2B      36229RGZ6     1,000.00000000      0.00000000    2.39922218       2.39922218    1,000.00000000     A2B         3.322000 %
A2C      36229RHA0     1,000.00000000      0.00000000    3.80166668       3.80166668    1,000.00000000     A2C         4.562000 %
B1                     1,000.00000000      0.79739152    3.99817839       4.79556992      999.20260848     B1          4.797814 %
B2       N/A           1,000.00000000      0.79739150    4.20484522       5.00223672      999.20260850     B2          5.045814 %
B3       N/A           1,000.00000000      0.79739150    4.71567830       5.51306980      999.20260850     B3          5.658814 %
B4       N/A           1,000.00000000      0.79738998    4.71568032       5.51307031      999.20261002     B4          5.658814 %
B5       N/A           1,000.00000000      0.79738998    4.71568032       5.51307031      999.20261002     B5          5.658814 %
B6       N/A           1,000.00000000      0.79739124    4.71567760       5.51306884      999.20260876     B6          5.658814 %
R1       N/A           1,000.00000000  1,000.00000000    4.30000000   1,004.30000000        0.00000000     R1          5.155000 %
R2       N/A           1,000.00000000  1,000.00000000    4.30000000   1,004.30000000        0.00000000     R2          5.155000 %
R3       N/A           1,000.00000000  1,000.00000000    4.30000000   1,004.30000000        0.00000000     R3          5.155000 %
TOTALS                 1,000.00000000     53.11415290    3.24533860      56.35949150      946.88584710

X1       36229RHE2     1,000.00000000      0.00000000    1.71635929       1.71635929      904.18611559     X1          2.059631 %
X2       36229RHF9     1,000.00000000      0.00000000    1.31572988       1.31572988      985.47382359     X2          1.578876 %
---------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  589,966,684.62
                                        Pool 2 Mortgage Loans                                                  657,996,110.95

Sec. 4.01(c)    Available Distribution                                                                          76,217,718.10
                                        Principal Distribution Amount                                            1,050,976.83
                                        Principal Prepayment Amount                                             68,951,639.67

Sec. 4.01(e)    Principal Prepayments
                                        Class A1                                                                60,178,558.07
                                        Class A2a                                                                8,773,081.60
                                        Class A2b                                                                        0.00
                                        Class A2c                                                                        0.00
                                        Class B1                                                                         0.00
                                        Class B2                                                                         0.00
                                        Class B3                                                                         0.00
                                        Class B4                                                                         0.00
                                        Class B5                                                                         0.00
                                        Class B6                                                                         0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                 2,183,849.54
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                   320,227.44
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                   239,236.04
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                 1,372,926.30
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                 1,084,721.91
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                   853,135.04
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                    71,135.59
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    27,709.93
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    31,076.32
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                     9,322.90
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                     9,322.90
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    12,435.77
                                                              Accrued and Paid from Prior Months                         0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          391,851.95
                                        Trustee Fee Paid                                                             8,237.28

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            2,586
                                        Balance of Outstanding Mortgage Loans                                1,247,962,795.57

Sec. 4.01(l)               Number and Balance of Delinquent Loans

                            Group Totals
                                                                      Principal
                            Period                Number                Balance              Percentage
                           30-59 days                      4               358,869.98                  0.03 %
                           60-89 days                      0                     0.00                  0.00 %
                           90+days                         0                     0.00                  0.00 %
                            Total                          4               358,869.98                  0.03 %


Sec. 4.01(l)               Number and Balance of REO Loans
                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                                      0                    0.00                  0.00 %


Sec. 4.01(l)               Number and Balance of Loans in Bankruptcy
                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                                      0                    0.00                  0.00 %


Sec. 4.01(m)               Number and Balance of Loans in Foreclosure
                           Group Totals
                                                 Principal
                            Number               Balance                Percentage
                                      0                    0.00                  0.00 %


Sec. 4.01(o)                  Aggregate Principal Payment
                                                    Scheduled Principal                                     1,050,976.83
                                                    Payoffs                                                67,981,812.87
                                                    Prepayments                                               969,826.80
                                                    Liquidation Proceeds                                            0.00
                                                    Condemnation Proceeds                                           0.00
                                                    Insurance Proceeds                                              0.00
                                                    Realized Losses                                                 0.00

                                                    Realized Losses Group 1                                         0.00
                                                    Realized Losses Group 2                                         0.00
                                                    Realized Gains                                                  0.00

Sec. 4.01(p)                  Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(q)                  Aggregate Amount of Shortfall Allocated for Current Period
                                                    Class A1                                                        0.00
                                                    Class A2a                                                       0.00
                                                    Class A2b                                                       0.00
                                                    Class A2c                                                       0.00
                                                    Class X1                                                        0.00
                                                    Class X2                                                        0.00
                                                    Class B1                                                        0.00
                                                    Class B2                                                        0.00
                                                    Class B3                                                        0.00
                                                    Class B4                                                        0.00
                                                    Class B5                                                        0.00
                                                    Class B6                                                        0.00

Sec. 4.01(s) Group I
                              Senior Percentage                                                              97.150000 %
                              Senior Prepayment Percentage                                                  100.000000 %
                              Subordinate Percentage                                                          2.850000 %
                              Subordinate Prepayment Percentage                                               0.000000 %

Sec. 4.01(s) Group II
                              Senior Percentage                                                              97.150000 %
                              Senior Prepayment Percentage                                                  100.000000 %
                              Subordinate Percentage                                                          2.850000 %
                              Subordinate Prepayment Percentage                                               0.000000 %

Aggregate
                              Scheduled Principal                                                           1,050,976.83
                              Unscheduled Principal                                                        68,951,639.67
                              Beginning Balance                                                         1,317,965,412.33
                              Ending Balance                                                            1,247,962,795.57
                              Net Wac                                                                            5.65881
                              Weighted Averge Maturity                                                               353
Groups
                              Net Wac Group 1                                                                    6.17560
                              Net Wac Group 2                                                                    5.15510

                              Wam Group 1                                                                            349
                              Wam Group 2                                                                            357

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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